MUNDER INTERNET FUND
Class A, B, C, R & Y Shares
Supplement Dated November 1, 2009 to Prospectus and
Statement of Additional Information Dated October 31, 2009
Important Notice Regarding Change in Investment Policy
Change of Name of the Munder Internet Fund to Munder Growth Opportunities Fund
At a meeting held on October 28, 2009, the Board of Trustees of Munder Series Trust approved a change in name of the Munder Internet Fund to the Munder Growth Opportunities Fund (“Fund”) and certain changes to the Fund’s principal investment strategies, all to be effective on or about January 1, 2010. The Fund’s investment objective will remain unchanged. The Board also approved changes to the Fund’s investment advisory fee.
Although the Fund initially will not materially modify its portfolio, Munder Capital Management, the Fund’s advisor (“Advisor”), expects to broaden its investment universe by applying the same investment strategy it currently uses in selecting Internet-related investments to select a broader range of investments that offer attractive growth opportunities. Nonetheless, the Advisor expects to continue to invest substantially in Internet-related and information technology companies. In addition, the Fund will continue to be subject to a fundamental policy that the Fund will concentrate (i.e., invest at least 25% of its assets) in “companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.”
1.          Effective on or about January 1, 2010, the Fund hereby changes its name to the “Munder Growth Opportunities Fund” and amends the sections entitled “Principal Investment Strategies” and “Principal Investment Risks” beginning on page 2 of the Prospectus to read as follows:
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies the advisor believes will benefit from these trends.
In selecting individual securities for the Fund, the advisor employs a bottom-up analysis, which involves a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability. In addition, the advisor attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company.
A substantial portion of the Fund’s investments will be in companies positioned to benefit from the secular growth of:
•	The Internet, including companies whose core business models are focused primarily on the Internet, companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet, and companies across a broad range of industries and sectors that utilize the Internet to enhance their business models; and

•	Science and technology, including companies whose core business models are primarily focused on science and technology and companies that benefit from scientific or technological advances.
The Fund is subject to a fundamental policy, which cannot be changed without shareholder approval, to concentrate (i.e., invest at least 25% of its total assets) in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses. As a result of the foregoing strategies and fundamental policy, the Fund is likely to have a significant level of its investments within the information technology sector. The Fund may also invest in other sectors, industries and types of companies that the advisor believes exhibit attractive growth characteristics.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including emerging market country securities. There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Sector Concentration Risk
A significant amount of the Fund’s assets is likely to be invested within one economic sector, the information technology sector. When the Fund focuses its investments in a sector, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.
Information Technology Sector Investing Risk
Information technology companies tend to rely significantly on technological events or advances in their product development, production or operations. The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Science and Technology Investing Risk
Science and technology companies tend to rely significantly on scientific or technological events or advances in their product development, production or operations. The value of certain science and technology companies, therefore, is particularly vulnerable to rapid changes in technology product cycles and competition. In certain sectors, such as the healthcare and energy sectors, tax policy, government regulation and/or cost containment measures may also influence the value of such companies. Further, biotechnology companies are significantly influenced by patent consideration and intense competition and may have persistent losses during a new product’s transition from development to production, causing greater price volatility than for other types of health care companies. Energy companies are particularly vulnerable to fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services. Further, science and technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Smaller Company Stock Risk
Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
2.          Effective January 1, 2010, the Fund hereby amends its investment advisory fee as stated on page 67 of the Statement of Additional Information to read as follows:
1.00% on the first $500 million of the Fund’s average daily net assets; 0.85% on the next $500 million; and 0.80% on average daily net assets in excess of $1 billion.
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MUNDER TECHNOLOGY FUND
Class A, B, C & Y Shares
Supplement Dated November 1, 2009
to Prospectus Dated October 31, 2009
Proposed Merger of Munder Technology Fund
with and into Munder Growth Opportunities Fund
At meetings held on August 18, 2009 and October 27, 2009, the Board of Trustees of Munder Series Trust (“MST”) approved the merger of the Munder Technology Fund (“Technology Fund”) with and into the Munder Growth Opportunities Fund, currently known as the Munder Internet Fund (“Growth Opportunities Fund”), each a series of MST (“Merger”), subject to the approval of shareholders of the Technology Fund. The Board of Trustees of MST also called for a Special Meeting of the Shareholders of the Technology Fund (“Meeting”) to vote on the Merger. The Meeting is expected to occur in February, 2010, and, if approved, the Merger will occur as soon as practicable thereafter.
At the October 27, 2009 Board meeting, the Board approved a change in the name of the Munder Internet Fund to the Munder Growth Opportunities Fund and certain changes to that Fund’s principal investment strategies, all to be effective on or about January 1, 2010. Although the Growth Opportunities Fund initially will not materially modify its portfolio, Munder Capital Management, the advisor to both Funds (“Advisor”) expects to broaden the Growth Opportunities Fund’s investment universe by applying the same investment strategy it currently uses in selecting Internet-related investments to select a broader range of investments that offer attractive growth opportunities. Nonetheless, the Advisor expects to continue to invest substantially in Internet-related and information technology companies. In addition, the Growth Opportunities Fund will continue to be subject to a fundamental policy that the Fund will concentrate (i.e., invest at least 25% of its assets) in “companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.”
The Merger is being proposed in an effort to achieve greater combined asset levels and reduce total operating expenses of the Technology Fund. Consolidation of the Technology Fund and the Growth Opportunities Fund is expected to result in greater economies of scale and the elimination of certain costs associated with operating the Technology Fund and the Growth Opportunities Fund separately. The Board of Trustees of MST, which carefully considered the proposed Merger, determined that the Merger was in the best interests of the Technology Fund because the Merger would provide shareholders of the Technology Fund with a compatible investment alternative that has higher asset levels and a lower expense ratio. The Board of Trustees also determined that shareholders of both the Technology Fund and the Growth Opportunities Fund should benefit from the potential to achieve greater economies of scale following the Merger of the two Funds and that the interests of current shareholders in the two Funds would not be diluted by the Merger.
If the Merger is approved by the shareholders of the Technology Fund, the Agreement and Plan of Reorganization for the Merger (“Reorganization Agreement”) contemplates (1) the transfer of all of the assets of the Technology Fund with and into the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund having an aggregate value equal to the net assets of the Technology Fund; (2) the assumption by the Growth Opportunities Fund of all of the liabilities of the Technology Fund; and (3) the distribution of shares of the Growth Opportunities Fund to the shareholders of the Technology Fund in complete liquidation of the Technology Fund. Each shareholder of the Technology Fund would receive shares of the Growth Opportunities Fund having an aggregate value equal to the aggregate value of the shares of the Technology Fund held by that shareholder as of the closing date of the Merger. The Merger is expected to be a tax-free reorganization for federal income tax purposes and the closing of the Merger is conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Merger will qualify as a tax-free reorganization for federal income tax purposes.
If the Merger is not approved by shareholders of the Technology Fund, the Merger will not occur. In such an event, the Technology Fund and the Growth Opportunities Fund will continue to operate separately, and the Advisor and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Technology Fund and its shareholders, including but not limited to liquidation of the Technology Fund.
Open to All Investors
The Technology Fund will be open to new and existing investors until the business day immediately prior to the Merger.
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